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                                                                   Exhibit 10.10

                            SIXTH AMENDMENT AGREEMENT

        This Amendment Agreement is made and entered as of June 5, 1998, by and between AMERICAN SHARED RADIOSURGERY SERVICES, INC. ("ASRS"), and GKV INVESTMENTS, INC. ("GKV").

        WHEREAS, ASRS AND GKV are parties to that certain Operating Agreement for GK Financing, LLC dated as of October 17, 1995, as amended (the "Operating Agreement");

        WHEREAS, ASRS AND GKV desire to amend the Operating Agreement in certain respects;

        NOW THEREFORE, in consideration of the mutual covenants contained herein, ASRS and GKV agree as follows:

        1. Defined Terms.

        All capitalized terms used herein which are defined in the Operating Agreement shall have the meaning set forth in the Operating Agreement.

        2. Amendment.

        Paragraph 2.14A of the Operating Agreement is hereby amended whereby the amount of cash reserve to be maintained by the Company is reduced from $600,000 to $50,000.

        3. Full Force and Effect.

        Except as explicitly amended by this Sixth Amendment Agreement, the provisions of the Operating Agreement shall remain in full force and effect.


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        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above-written.


                                            GKV INVESTMENTS, INC.



                                            By:  Jonas Serlachius
                                               ---------------------------------
                                            Title:  V.P.
                                                  ------------------------------



                                            AMERICAN SHARED RADIOSURGERY
                                            SERVICES, INC.



                                            By:  Ernest A. Bates
                                               ---------------------------------
                                            Title:  CEO
                                                  ------------------------------